Exhibit 31.1

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Manoussos Perros, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Entasis Therapeutics Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 2, 2022

By:	/s/ Manoussos Perros, Ph.D.
Manoussos Perros, Ph.D. President and Chief Executive Officer (Principal Executive Officer)